WARRANTS, STOCK OPTIONS and RESTRICTED STOCK UNITS (Tables)	6 Months Ended
Mar. 31, 2026
WARRANTS, STOCK OPTIONS and RESTRICTED STOCK UNITS
Schedule of change in warrants outstanding

The following table summarizes the changes in warrants outstanding. These warrants were granted as part of financing transactions, as well as in lieu of cash compensation for services performed or as financing expenses in connection with the sales of the Company’s common stock.

		Weighted
		Average
		Exercise
	Number of	Price Per
	Shares	Share
Balance at October 1, 2025	3,121,203	$7.98
Granted	16,197,178	2.52
Exercised	(1,244,608)	0.59
Cancelled or expired	(10,440)	5.13
Balance at March 31, 2026	18,063,333	$4.47

Summary of assumptions used in valuation of stock options	The fair value for options granted was calculated using the following weighted average assumptions:

Stock price	$1.20
Exercise price	$1.20
Expected term	5.26
Dividend yield	—
Volatility	161%
Risk free rate	3.96%